Revolutionizing Women’s Sexual and Reproductive Health October 2021 NASDAQ: EVFM evofem.com © 2021 Evofem Biosciences, Inc. | For investor discussions only.

© 2021 Evofem Biosciences, Inc. | For investor discussions only. Page | 2 Forward-Looking Statements This presentation contains forward looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 and other federal securities laws. In some cases, you can identify forward looking statements by terms such as “may,” ”will,” “should,” “expect,” “plan,” “aim,” “anticipate,” “strategy,” “objective,” “designed,” “suggest,” “currently,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from those, express or implied, in these forward-looking statements. Factors that may cause differences between current expectations and actual results include, but are not limited to, the following: o The rate and degree of market acceptance of Phexxi® (lactic acid, citric acid and potassium bitartrate) vaginal gel o Evofem’s ability to successfully commercialize Phexxi and its ability to develop sales and marketing capabilities o Evofem’s ability to maintain and protect its intellectual property o Evofem’s ability to rely on existing cash reserves to fund its current development plans and operations and to raise additional capital when needed o Evofem’s reliance on third-party providers, such as third-party manufacturers and clinical research organizations o The presence or absence of any adverse events or side effects relating to the use of Phexxi and EVO100 o The outcome or success of Evofem’s clinical trials including EVOGUARD o Evofem’s ability to retain members of its management and other key personnel o General risks to the economy represented by spread of the COVID-19 virus o Evofem’s ability to obtain the necessary regulatory approvals for its product candidates and the timing of such approvals, and, o Any other risk factors detailed in Evofem’s filings from time to time with the U.S. Securities and Exchange Commission including, without limitation, the 10-K filed on March 4, 2021, and subsequent filings. The forward looking statements in this presentation represent Evofem’s views only as of the date of this presentation, October 4, 2021, and Evofem expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Evofem’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based for any reason, except as required by law, even as new information becomes available or other events occur in the future. All forward-looking statements in this presentation are qualified in their entirety by this cautionary statement.

© 2021 Evofem Biosciences, Inc. | For investor discussions only. Page | 3 Multi-billion $$ addressable U.S. market opportunity for current and late-stage investigational indications Shattering the hormone glass ceiling with hormone-free, on-demand prescription contraceptive vaginal gel Top-line data in mid-2022 from Pivotal Phase 3 trial in prevention of chlamydia and gonorrhea • Expected to be first Rx product approved for prevention of these common STIs Evofem Biosciences (Nasdaq: EVFM)

© 2021 Evofem Biosciences, Inc. | For investor discussions only. Page | 4 An Innovative Prescription Contraceptive • FDA-approved for the prevention of pregnancy • Hormone-free • Applied 0-60 minutes before each act of sex • Box of 12 pre-filled applicators

© 2021 Evofem Biosciences, Inc. | For investor discussions only. Page | 5 Vaginal pH Modulator MOA When semen (pH 7.1 - 8) enters the vagina, it raises the environmental pH level • Allows sperm to be mobile and swim up the reproductive canal Phexxi works to keep vaginal pH in the baseline range Vaginal pH modulation underlies current pipeline programs • Many bacterial & viral pathogens require higher vaginal pH for survival • Initial targets: - Gonorrhea: Pivotal Phase 3 - Chlamydia: Pivotal Phase 3 - Bacterial vaginosis: Phase 2-ready Baseline vaginal pH levels can range from 3.5 - 4.5

© 2021 Evofem Biosciences, Inc. | For investor discussions only. Page | 6 $1.5B – $2.4B U.S. Opportunity U.S. CONTRACEPTIVE COMMERCIAL OPPORTUNITY 1. Daniels K, Abma JC. Current contraceptive status among women aged 15-49: United States, 2015-2017. NCHS Data Brief. 2018; 327: 1-14. 2. Example market penetration in segment 3. Gross value of Phexxi user = $267.50 WAC x 7 annual refills = $1,872.50 (does not reflect net pricing to Evofem) Other Non- Targets – 12.3M Surgical Sterilization – 17.7M Non-Rx Contraceptive Users - 10.3M No Contraceptive – 13.1M Rx Contraceptive Users – 18.8M U.S. Contraceptive Market: 72.2M Women1 360k – 460k users Potential Acquisition 3.5% – 4.5% (2) 10.3 M women $670M – $860M (3) 260k – 460k users Potential Acquisition 2.0% – 3.5% (2) 13.1 M women $490M – $860M (3) 190k – 380k users Potential Acquisition 1.0% – 2.0% (2) 18.8 M women $350M – $710M (3) Non-Rx Contraceptives: 6.3M barrier methods; 2.8M withdrawal; 1.0M periodic abstinence; 0.1M other + +

© 2021 Evofem Biosciences, Inc. | For investor discussions only. Page | 7 Strong Growth: TRx and Dispensed Units Through 9/17 381 3,855 8,681 12,763 14,464 340 3,903 8,986 14,810 16,298 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 3Q20 4Q20 1Q21 2Q21 3Q thru 9/17 Total Rx Dispensed Units Dispensed (inc. 340b/VA) Q3 UP 10% OVER 2Q WITH TWO WEEKS LEFT IN THE QUARTER Through 9/17 Source(s): 1. XPO Dispensed Units & TRx from Pharmacy (including Knipper) 2. 340b/VA data from Chargeback data from Cardinal 3PL Note: Separation between TRx and units dispensed indicates multiple boxes being filled per script

© 2021 Evofem Biosciences, Inc. | For investor discussions only. Page | 8 User Demographics • 49% were not on a method of contraception in the past year • 29% switching from oral contraceptives • 7% switching from hormonal rings and patches Age demographic: early 20s to 35 No Contraception 49% Oral Contraceptives 29% Rings & Patches 7% Other Method 15% PRIOR CONTRACEPTION AMONG WOMEN SWITCHING TO PHEXXI

Phexxi for Cancer Patients

National Community Oncology Dispensing Association, Inc.
PASSION FOR PATIENTS

WHY

- ~800,000 new cancer cases reported annually among women[1]
- Many women with cancer are contraindicated to hormones
- **Phexxi uniquely offers hormone-free, non-invasive prescription contraception**

WHAT

- **Launched NCODA collaboration Q1 2021**
- Keynote address, Phexxi data presented at 2021 NCODA Spring Forum
- Positive Quality Intervention (PQI) published in connection with Phexxi
- Virtual education platforms
  - Phexxi featured on PQI Podcast
- White papers

Source:
1. U.S. Cancer Statistics: Highlights from 2017 Incidence. U.S. Cancer Statistics Data Briefs, No. 17, June 2020. https://www.cdc.gov/cancer/uscs/about/data-briefs/no17-USCS-highlights-2017-incidence.htm

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© 2021 Evofem Biosciences, Inc. | For investor discussions only.
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MY STORY. MY RULES.

Testimonial TELL HORMONES TO TAKE A HIKE.

Annie Murphy’s Journey to Finding Phexxi To view Annie Murphy’s Phexxi story, please visit https://www.phexxi.com/annie-murphy

To view the :60 Annie Murphy x Phexxi commercial please visit https://www.phexxi.com/annie-murphy

Annie Murphy Celebrity Campaign will Extend through a Full Omni-Channel Rollout

Campaign Videos
- :60 & :45 second commercial
- Annie's personal birth control testimonial video



Online Video Series
- :15 videos focused on Phexxi for online and social channels


Be SPONTANEOUS

Social Media
- Phexxi social media organic content
- Phexxi social media paid Ads
- Annie Murphy social activation



PR
- Top tier earned media coverage; lifestyle & trade outlets

GLAMOUR


Annie Murphy:
Annie Murphy:
Annie Murphy:
Hormone-free

Digital Media
- Banners & media integration across lifestyle and endemic channels


Hormone-Free

Phexxi.com
- Phexxi.com home page integration + dedicated campaign microsite

SEXX

Digital Currency
- Phexxi Gify channel on Instagram



Influencers
- Influencer amplification & content extensions

© 2021 Evofem Biosciences, Inc. | For investor discussions only. Page | 15 Coverage Amplification: Shape & Glamour Annie’s Birth Control Journey & Finding Phexxi ‘House Rules’ Media Coverage (9/9 – 9/30) OVER 20 TOTAL ARTICLES TO DATE* OVER 2 BILLION IMPRESSIONS House Rules Making a Significant Impact

© 2021 Evofem Biosciences, Inc. | For investor discussions only. Page | 16 I. Increase Access through ACA Affordable Care Act (ACA) currently mandates 18 specific methods of contraception be covered without any out-of- pocket costs Aggressively advancing strategy to gain new “vaginal pH modulator” category for Phexxi • Would provide increased access to Phexxi for women across the U.S. House Appropriations Committee included in a funding memo that they expect the Office of Women’s Health to take action on the contraceptive categories chart Federal Health Resources & Services Administration is currently reviewing its guidance regarding contraceptive coverage for insurers; expects to complete its review late this year

© 2021 Evofem Biosciences, Inc. | For investor discussions only. Page | 17 Current Reimbursement OVER 65% of prescriptions currently covered 100% of Medicaid recipients have access to Phexxi through National Drug Rebate agreement Medi-Cal (California) added Phexxi to a preferred drug position Covered means patient has access to Phexxi, whether unrestricted or restricted access (i.e. prior authorizations or step therapy (trial of another product before Phexxi would be approved)) Medicaid - Per our agreement with CMS as of 1/1/21 Phexxi must be generally covered (cannot be excluded).

© 2021 Evofem Biosciences, Inc. | For investor discussions only. Page | 18 Expand Global Reach: ex-U.S. Licenses • Discussions underway with potential licensees for commercialization of Phexxi in multiple international markets • Anticipated structure: - Upfront capital - Milestone payments - Tiered royalties on future sales • Targeting first license agreement in place by YE 2021

Successfully Develop EVO100 for STI Prevention

- **Goal – expand Phexxi label to include prevention of urogenital chlamydia and gonorrhea in women**

- **Ongoing pivotal Phase 3 trial builds on highly positive Phase 2B/3 trial[1]**



2021
2022
2023
Patient Screening & Enrollment (n=1730)
Complete Enrollment in Pivotal Phase 3 Trial 'EVOGUARD' 2
Top-Line Results Mid-2022 2
sNDA Submission 3
Potential U.S. Approval & Commercial Launch 4

1. Chappell T *et al.* EVO100 Prevents Chlamydia and Gonorrhea in Women at High-Risk for Infection. *Am. J. Obstet Gynecol*, 2021. https://doi.org/10.1016/j.ajog.2021.03.005
2. Assumes timely enrollment
3. Assumes favorable outcomes of EVOGUARD
4. Assumes FDA approval

EVO100 is investigational and safety and efficacy have not been established.

EVOFEM BIOSCIENCES

© 2021 Evofem Biosciences, Inc. | For investor discussions only.

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Opportunity: Prevention of Chlamydia & Gonorrhea

Any sexually active person
can be infected with chlamydia or gonorrhea[1]

72.2 million women
in the U.S. alone[2]

3.84 billion women
worldwide[3]

1. US Centers for Disease Control and Prevention (2019): CDC detailed fact sheet on gonorrhea and CDC detailed fact sheet on chlamydia
2. Daniels K, Abma JC. Current contraceptive status among women aged 15-49: United States, 2015-2017. NCHS Data Brief. 2018; 327: 1-14.
3. World Bank staff estimates using the World Bank's total population and age/sex distributions of the United Nations Population Division's World Population Prospects: 2019 Revision. https://data.worldbank.org/indicator/SP.POP.TOTL.FE.IN

EVO100 is investigational and safety and efficacy have not been established.

EVOFEM BIOSCIENCES®
© 2021 Evofem Biosciences, Inc. | For investor discussions only.
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© 2021 Evofem Biosciences, Inc. | For investor discussions only. Page | 21 Breaking the Hormone Glass Ceiling Additional value creating opportunities Phexxi: hormone-free prescription contraception women control and use only when needed Aggressively pursuing ACA strategy Advancing ex-U.S. partnership discussions Advancing pivotal Phase 3 trial for prevention of two common STIs $2.4B peak U.S. market opportunity All sexually active women at risk

1.858.550.1900 ir@evofem.com 12400 High Bluff Drive, Suite 600 San Diego, California 92130 NASDAQ: EVFM evofem.com Thank You